UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2016

SYNIVERSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8125 Highwoods Palm Way
Tampa, Florida 33647
Telephone: (813) 637-5000
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On June 1, 2016, Syniverse Holdings, Inc. (“Syniverse” or the “Company”) issued a press release announcing its investment of $45 million for a minority stake in Vibes Media, LLC (“Vibes”). The investment consists of $40 million in cash and common shares of Syniverse Corporation valued at $5 million. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

This communication contains “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or future financial performance of Syniverse and Vibes. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the announced transaction include, but are not limited to: statements about the benefits of the announced transaction between Syniverse and Vibes, including anticipated future financial and operating results; future capital returns to stockholders of the investment; Syniverse’s and Vibes’ plans, objectives, expectations, projections and intentions; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to Syniverse and Vibes and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements, including those risks and uncertainties described in the Annual Report on Form 10-K filed by Syniverse Holdings, Inc. for the year ended December 31, 2015 and other reports subsequently filed with the Securities and Exchange Commission.

Many of these risks, uncertainties and assumptions are beyond Syniverse’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and Syniverse does not undertake any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Syniverse does not give any assurance (1) that either Syniverse or Vibes will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning Syniverse, Vibes, the announced transaction, or other matters and attributable to Syniverse or Vibes or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Syniverse Holdings, Inc. on June 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2016

SYNIVERSE HOLDINGS, INC.
(Registrant)

By:	/s/ Laura E. Binion
Name:	Laura E. Binion
Title:	Senior Vice President and General Counsel